UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

September 26, 2018

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(d) On September 26, 2018, the Board of Directors (the “Board”) of ON Semiconductor Corporation (the “Corporation”) elected Christine Yan to serve as a director of the Board (“Director”) effective October 1, 2018. Ms. Yan’s term as a Director will continue until the earlier of the 2019 annual meeting of the Corporation’s stockholders, the date her successor is duly elected and qualified, or the date of her death, resignation, or removal. Ms. Yan’s continued service on the Board will be voted on by the Corporation’s stockholders at the 2019 annual meeting of stockholders. The Board has not yet determined committee appointments for Ms. Yan.

In connection with her election to the Board, Ms. Yan will participate in the standard compensation and benefits package offered to the Corporation’s non-employee Directors, as described under the heading “2017 Compensation of Directors” in the Corporation’s proxy statement relating to its 2018 annual meeting of stockholders filed with the Securities and Exchange Commission on April 11, 2018.

There are no related party transactions between the Corporation and Ms. Yan that would require disclosure under Item 404(a) of Regulation S-K, nor are there any arrangements or understandings in connection with Ms. Yan’s election to the Board other than as set forth in this Current Report on Form 8-K.

A copy of the Corporation’s press release announcing Ms. Yan’s election as Director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The below exhibit is furnished as part of this report.

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation, dated October 1, 2018 titled “New Member Named to ON Semiconductor’s Board of Directors.”

EXHIBIT INDEX

The below exhibit is furnished as part of this report.

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation, dated October 1, 2018, titled “New Member Named to ON Semiconductor’s Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: October 1, 2018	By:	/s/ GEORGE H. CAVE
George H. Cave
Executive Vice President, General Counsel, Chief Compliance & Ethics Officer, Chief Risk Officer, and Corporate Secretary